UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - August 15, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                       0-22122                  13-3354896
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


       850 Canal Street, Stamford, Connecticut                     06902
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      (Address of principal executive offices)                  (zip code)


        Registrant's telephone number, including area code - 203-975-3700
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                                       N/A
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         (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our," "our company," and "MTM" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 15, 2005, we issued a press release announcing our financial results for our first fiscal quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Item 2.02, including Exhibit 99.1, is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition."

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 9, 2005 Clifford H. Friedman tendered his resignation from our Board of Directors effective as of August 9, 2005. Mr. Friedman had been nominated to our Board by the Constellation Shareholders (referred to below).

     Pursuant to Section 3.1(d) of the Amended and Restated Shareholders' Agreement dated December 21, 2004 among (i) MTM, (ii) the shareholders of the MTM listed on signature pages thereto under the heading "Principal Shareholders," (iii) Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P., and (iv) Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC II Partners, LLC (collectively, the "Constellation Shareholders"), the Constellation Shareholders appointed Thomas Wasserman as a Director of MTM, such appointment was effective on August 9, 2005.

     Thomas Wasserman is an employee of Constellation Venture Capital II, L.P. The Constellation Shareholders have entered into numerous transactions with us during our last fiscal year. All such transactions have been reported on our Forms 8-K filed with the Securities Exchange Commission.

     The description of the Amended and Restated Shareholders' Agreement is qualified in its entirety by reference to the Amended and Restated Shareholders' Agreement previously filed as Exhibit 10 to our Form 8-K filed with the Securities Exchange Commission on December 23, 2004.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01  Financial Statements and Exhibits

(c)   Exhibits

      Exhibit 99  Press Release dated August 15, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
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                                           (Registrant)


                                         By: /s/ Francis J. Alfano
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                                             Francis J. Alfano,
                                             Chief Executive Officer


August 15, 2005


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                                  EXHIBIT INDEX
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EXHIBIT
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Exhibit 99  Press Release dated August 15, 2005.


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